NOTE EXTENSION AND MODIFICATION AGREEMENT


     This Extension Agreement is made and entered into as of March 5, 1996 by and between WELLS FARGO BANK, NATIONAL ASSOCIATION
("Bank") and GOTTSCHALKS, INC. ("Borrower").

                      RECITALS

     WHEREAS, Borrower has executed a promissory note dated November 20, 1995 in the original principal amount of $2,743,109.72 (the "Note") in favor of Bank, which Note is secured pursuant to a Deed of Trust with Assignment of Rents dated November 20, 1995 recorded as Doc. No. 1995-056390 in the Official Records of San Luis Obispo County (the "Deed");

     WHEREAS, Borrower has requested that Bank extend the maturity date of the Note to September 5, 1996; and

     WHEREAS, Bank has so agreed subject to the terms and conditions that follow:

     1. The maturity date of the Note is hereby extended to September 5, 1996.

     2. From the date hereof to and including June 5, 1996, the Note shall bear interest at a fluctuating rate per annum equal to one and one-half percent (1.50%) above the Prime Rate in effect from time to time.

     3. From June 6, 1996, the Note shall bear interest at a fluctuating rate per annum equal to two percent (2.00%) above the Prime Rate in effect from time to time.

     4. Borrower shall pay to Bank non-refundable extension fees in the following amounts on the following dates:

          Date                               Fee

     March 6, 1996                      0.5% of the
                                        outstanding
                                        principal
                                        balance on March
                                        6, 1996

     June 6, 1996                       0.5% of the
                                        outstanding
                                        principal
                                        balance on June
                                        6, 1996

     5. Borrower shall, at its expense and concurrently with execution hereof, execute a first Modification of Deed of Trust and cause to be issued and delivered to Bank a modification indorsement insuring the priority of the Deed.

     6. Except as so extended and modified, the Note remains in full force and effect and remains secured by the Deed.

GOTTSCHALKS INC.                        WELLS FARGO BANK,
                                        NATIONAL
ASSOCIATION


By:  s:/ Alan A. Weinstein                   By:
Title:    Senior V.P./CFO                         Title:_____________________